                      FOURTH AMENDMENT TO CREDIT AGREEMENT

     THIS FOURTH AMENDMENT (this "Amendment") dated as of April 14, 2005 and effective in accordance with Section 3 below, is entered into by and among ARMOR
HOLDINGS, INC., as Borrower (the "Borrower"), the lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), BANK OF
AMERICA, N.A., as Administrative Agent (the "Administrative Agent"), WACHOVIA
BANK, NATIONAL ASSOCIATION, as Syndication Agent, and KEYBANK NATIONAL
ASSOCIATION, as Documentation Agent.

                              STATEMENT OF PURPOSE

     Pursuant to the Credit Agreement dated as of August 12, 2003 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among the Borrower, the Lenders, the Administrative Agent, the Syndication Agent
and the Documentation Agent, the Lenders have agreed to make, and have made, certain extensions of credit to the Borrower.

     The Borrower has requested that the Required Lenders amend the Credit
Agreement as provided herein. Subject to the terms and conditions set forth herein, the Required Lenders are willing to consent to such amendment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

     SECTION 1. DEFINITIONS. All capitalized terms used and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

     SECTION 2. AMENDMENTS.

     (a) Section 1.01 of the Credit Agreement ("Defined Terms") is hereby amended by deleting the Defined Term "Cash Equivalents" and replacing it in its entirety with the following:

               "Cash Equivalents" means (a) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed or insured by the United States government or any agency thereof, (b)
         certificates of deposit and eurodollar time deposits with maturities of
         90 days or less from the date of acquisition and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any
         Lender or of any commercial bank satisfying the requirements of clause
         (b) of this definition, having a term of not more than seven days with respect to securities issued or fully guaranteed or insured by the
         United States government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by Standard and Poor's
         Ratings Group ("S&P") or P-1 or the equivalent thereof by Moody's
         Investors Service, Inc. ("Moody's") and in either case maturing within
         90 days after the day of acquisition, (e) securities with maturities of
         90 days or less from the date

         of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least "A" by S&P or "A" by
         Moody's, (f) securities with maturities of 90 days or less from the date of acquisition backed by standby letters of credit issued by any
         Lender or any commercial bank satisfying the requirements of clause (b)
         of this definition, (g) shares of money market mutual or similar funds
         (including 3C-7 funds which are rated at least "AAA" (or equivalent) by at least two nationally recognized rating services) or (h) bonds, debentures, notes or other evidence of indebtedness issued in the auction rate market with a rate reset of less than 91 days, provided that such bonds, debentures, notes or other evidence of indebtedness, as applicable, are rated at least "AAA" (or equivalent) by at least two nationally recognized rating services.

     SECTION 3. EFFECTIVENESS. This Amendment shall become effective on the date that the Administrative Agent shall have received satisfactory evidence that this Amendment has been duly executed and delivered by the Borrower, the
Guarantors and the Required Lenders.

     SECTION 4. LIMITED EFFECT. Except as expressly provided in this Amendment, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect and this Amendment shall not be deemed or otherwise construed (a) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of the Credit Agreement or any other
Loan Document, (b) to prejudice any other right or remedies that the
Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement or the Loan
Documents, as such documents may be amended, restated or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative
Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement (including references to such Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder",
"hereby", "herein", and "hereof") and in any Loan Document to the Credit
Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

     SECTION 5. REPRESENTATIONS AND WARRANTIES/NO DEFAULT. By its execution hereof, and after giving effect to this Amendment, the Borrower hereby certifies that:

     (a) each of the representations and warranties set forth in the Credit
Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof as if fully set forth herein (other than representations and warranties which speak as of a specific date pursuant to

                                       2

the Credit Agreement, which representations and warranties shall have been true and correct as of such specific dates) and that as of the date hereof no Default or Event of Default has occurred and is continuing, and

     (b) the execution, delivery and performance of this Amendment have been authorized by all requisite corporate action on the part of the Borrower and the
Guarantors.

     SECTION 6. ACKNOWLEDGEMENTS. By their execution hereof, each of the
Borrower and the Guarantors hereby expressly (a) consents to the modifications and amendments set forth in this Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in each of the Loan Documents to which it is a party and (c) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in each of the Loan Documents to which it is a party remain in full force and effect.

     SECTION 7. EXPENSES. The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

     SECTION 8. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 9. COUNTERPARTS. This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

     SECTION 10. FAX TRANSMISSION.A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

                            [Signature Pages Follow]

                                       3

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   BORROWER:

                                   ARMOR HOLDINGS, INC., as Borrower

                                   By: /s/ Phil Baratelli
                                      ------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Corporate Controller and Treasurer

                                   GUARANTORS:

                                   911EP, INC.
                                   AHI PROPERTIES I, INC.
                                   ARMOR ACCESSORIES, INC.
                                   (formerly known as Break Free Armor Corp.)
                                   ARMOR BRANDS, INC.
                                   ARMORGROUP SERVICES, LLC
                                   ARMOR HOLDINGS GP, LLC
                                   ARMOR HOLDINGS LP, LLC
                                   ARMOR HOLDINGS FORENSICS, L.L.C.
                                   ARMOR HOLDINGS PRODUCTS, L.L.C.
                                   ARMOR HOLDINGS PROPERTIES, INC.
                                   ARMOR HOLDINGS MOBILE SECURITY, L.L.C.
                                   ARMOR SAFETY PRODUCTS COMPANY
                                   B-SQUARE, INC.
                                   BREAK-FREE, INC.
                                   CASCO INTERNATIONAL, INC.
                                   CDR INTERNATIONAL, INC.
                                   DEFENSE TECHNOLOGY CORPORATION OF
                                     AMERICA IDENTICATOR, INC.
                                   MONADNOCK LIFETIME PRODUCTS, INC.,
                                     a Delaware corporation
                                   MONADNOCK LIFETIME PRODUCTS, INC.
                                     a New Hampshire corporation
                                   MONADNOCK POLICE TRAINING COUNCIL, INC.

                                   Each of the above

                                   By: /s/ Phil Baratelli
                                      ------------------------------------------
                                      Name:  Phil Baratelli
                                      Title: Vice President

[Fourth Amendment to Credit Agreement - Armor Holdings, Inc.]

                               ODV HOLDINGS CORP.
                               NEW TECHNOLOGIES ARMOR, INC.
                               O'GARA-HESS & EISENHARDT ARMORING COMPANY, L.L.C.
                               PRO-TECH ARMORED PRODUCTS OF MASSACHUSETTS, INC.
                               RAMTECH DEVELOPMENT CORP.
                               SAFARILAND GOVERNMENT SALES, INC.
                               SAFARI LAND LTD., INC.
                               SPEEDFEED ACQUISITION CORP.
                               THE O'GARA COMPANY
                               CYCONICS INTERNATIONAL TRAINING SERVICES, INC.
                               (formerly known as USDS, INC.)
                               HATCH IMPORTS, INC.

                               Each of the above

                               By: /s/ Phil Baratelli
                                  ----------------------------------------------
                                  Name:  Phil Baratelli
                                  Title: Vice President

                               OAK BRANCH, INC.

                               By: /s/ Chad Glenn
                                  ----------------------------------------------
                                  Name: Chad Glenn
                                  Title: President and Treasurer

                               NAP PROPERTIES, LTD., A CALIFORNIA LIMITED
                                 PARTNERSHIP

                                By: NAP PROPERTY MANAGERS LLC, its General
                                    Partner

                                By: ARMOR HOLDINGS PROPERTIES, INC., its
                                    Managing Member

                                By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President

[Fourth Amendment to Credit Agreement - Armor Holdings, Inc.]

                               NAP PROPERTY MANAGERS LLC

                               By: ARMOR HOLDINGS PROPERTIES, INC.,
                                   its Managing Member

                               By: /s/ Phil Baratelli
                                  ----------------------------------------------
                                  Name:  Phil Baratelli
                                  Title: Vice President

                               KLEEN BORE, INC.

                               By: /s/ Phil Baratelli
                                  ----------------------------------------------
                                  Name:  Phil Baratelli
                                  Title: Vice President and Assistant Secretary

                               ARMOR HOLDINGS PAYROLL SERVICES, LLC

                               By: /s/ Phil Baratelli
                                  ----------------------------------------------
                                  Name:  Phil Baratelli
                                  Title: Manager

                               SIMULA, INC.
                               SIMULA AEROSPACE & DEFENSE GROUP, INC.
                               SIMULA POLYMER SYSTEMS, INC.
                               SIMULA TECHNOLOGIES, INC.
                               INTERNATIONAL CENTER FOR SAFETY EDUCATION, INC.
                               ARMOR HOLDINGS AEROSPACE & DEFENSE GROUP, INC.
                                 (formerly known as AHI BULLETPROOF
                                 ACQUISITION CORP.)

                               Each of the above

                               By: /s/ Glenn Heiar
                                  ----------------------------------------------
                                  Name:  Glenn Heiar
                                  Title: Secretary and Treasurer

[Fourth Amendment to Credit Agreement - Armor Holdings, Inc.]

                                THE SPECIALTY GROUP, INC.
                                SPECIALTY PLASTIC PRODUCTS OF DELAWARE, INC.
                                SPECIALTY DEFENSE SYSTEMS OF DELAWARE, INC.
                                MT. COBB SPECIALTY, INC.
                                PENN FIBRE & SPECIALTY COMPANY OF DELAWARE, INC.
                                PFS SALES COMPANY
                                SPECIALTY DEFENSE SYSTEMS OF KENTUCKY, INC.
                                SPECIALTY DEFENSE SYSTEMS OF NEVADA, INC.
                                SPECIALTY DEFENSE SYSTEMS OF PENNSYLVANIA, INC.
                                SPECIALTY DEFENSE SYSTEMS OF TENNESSEE, INC.
                                SPECIALTY MACHINERY, INC.

                                Each of the above

                                By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Secretary

                                BIANCHI INTERNATIONAL
                                ACCUCASE, LLC
                                ARMOR HOLDINGS GOVERNMENTAL RELATIONS, LLC

                                Each of the above

                                By: /s/ Phil Baratelli
                                   ---------------------------------------------
                                   Name:  Phil Baratelli
                                   Title: Vice President and Assistant Secretary

[Fourth Amendment to Credit Agreement - Armor Holdings, Inc.]

                                   ARMOR HOLDINGS INFORMATION TECHNOLOGY, L.L.C.

                                   By: /s/ Phil Baratelli
                                      ------------------------------------------
                                      Name:  Phil Baratelli
                                      Title: Vice President

                                   ARMOR HOLDINGS AIRCRAFT, LLC

                                   By: /s/ Phil Baratelli
                                      ------------------------------------------
                                      Name:  Phil Baratelli
                                      Title: President

[Fourth Amendment to Credit Agreement - Armor Holdings, Inc.]

                                 LENDERS:

                                 BANK OF AMERICA, N.A., as Administrative Agent

                                 By: /s/ Remberto Marquez
                                    --------------------------------------------
                                    Name:  Remberto Marquez
                                    Title: Assistant Vice President and Agency
                                           Officer II

                                 BANK OF AMERICA, N.A., as L/C Issuer, Swingline
                                 Lender and a Lender

                                 By: /s/ Brian K. Keeney
                                    --------------------------------------------
                                    Name:  Brian K. Keeney
                                    Title: Senior Vice President

                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                 as Syndication Agent and a Lender

                                 By: /s/ William F. Fox
                                    --------------------------------------------
                                    Name:  William F. Fox
                                    Title: Director

                                 KEYBANK NATIONAL ASSOCIATION, as Documentation
                                 Agent and a Len der

                                 By: /s/ Louis A. Fender
                                    --------------------------------------------
                                    Name:  Louis A. Fender
                                    Title: Senior Vice President

[Fourth Amendment to Credit Agreement - Armor Holdings, Inc.]